UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 26, 2015
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
     Steadfast Apartment REIT, Inc. (the “Company”), through its consolidated subsidiaries, has acquired a fee simple interest in the following five multifamily properties: The Delano at North Richland Hills (“Delano”), acquired by the Company on August 26, 2015; The Meadows at North Richland Hills (“Meadows”), acquired by the Company on August 26, 2015; Kensington by the Vineyard (“Kensington”), acquired by the Company on August 26, 2015; Monticello by the Vineyard (“Monticello”), acquired by the Company on September 23, 2015; and Lakeside at Coppell (“Lakeside” and collectively with Delano, Meadows, Kensington and Monticello, the “Dallas Portfolio”), acquired by the Company on October 7, 2015. The Dallas Portfolio was acquired from third-party selling entities ultimately controlled by the same parent company. The Company is filing this Current Report on Form 8-K/A to amend the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2015, September 29, 2015 and October 13, 2015, to provide the required financial information related to the acquisitions of the Dallas Portfolio.
This Current Report on Form 8-K/A hereby amends the Company’s Current Reports on Form 8-K relating to the acquisitions of Delano, Meadows, Kensington, Monticello and Lakeside, filed with the SEC on September 1, 2015, September 29, 2015 and October 13, 2015.
(a)     Financial Statements of Real Estate Acquired.

Dallas Portfolio

Report of Independent Auditors	F-1
Combined Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014	F-2
Notes to Combined Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014	F-3

(b)     Pro Forma Financial Information.

Steadfast Apartment REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-5
Unaudited Pro Forma Balance Sheet as of June 30, 2015	F-6
Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2015	F-8
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2014	F-11

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Apartment REIT, Inc.
We have audited the accompanying combined statement of revenues over certain operating expenses of The Delano at North Richland Hills, The Meadows at North Richland Hills, Kensington by the Vineyard, Monticello by the Vineyard and Lakeside at Coppell (collectively “the Dallas Portfolio”) for the year ended December 31, 2014, and the related notes to the combined financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the combined revenues and certain operating expenses of the Dallas Portfolio as described in Note 2 for the year ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the combined statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Dallas Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
November 6, 2015

DALLAS PORTFOLIO
COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
	(unaudited)
Revenues:
Rental income	$11,296,869	$22,059,560
Tenant reimbursements and other	921,659	1,873,856
Total revenues	12,218,528	23,933,416

Expenses:
Operating, maintenance, and management	3,159,645	6,590,551
Real estate taxes and insurance	2,462,584	5,003,831
Total expenses	5,622,229	11,594,382
Revenues over certain operating expenses	$6,596,299	$12,339,034
See accompanying notes to combined statements of revenues over certain operating expenses.

DALLAS PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2015 (unaudited)
and the Year Ended December 31, 2014
1.     DESCRIPTION OF REAL ESTATE PROPERTY
Steadfast Apartment REIT, Inc. (the “Company”), through consolidated subsidiaries, acquired a fee simple interest in each of the following multifamily properties (collectively the “Dallas Portfolio”):

Property	Location	Purchase Date	Number of Units	Contract Purchase Price	Mortgage Debt at Acquisition
The Delano at North Richland Hills	North Richland Hills, Texas	8/26/2015	263	$38,500,000	$28,875,000
The Meadows at North Richland Hills	North Richland Hills, Texas	8/26/2015	252	32,600,000	24,450,000
Kensington by the Vineyard	Euless, Texas	8/26/2015	259	46,200,000	34,225,000
Monticello by the Vineyard	Euless, Texas	9/23/2015	354	52,200,000	39,150,000
Lakeside at Coppell	Coppell, Texas	10/7/2015	315	60,500,000	45,375,000
			1,443	$230,000,000	$172,075,000
The Company financed the payment of the purchase price for the Dallas Portfolio with a combination of (1) proceeds from the Company’s public offering and (2) financing in the aggregate principal amount of $172,075,000, as set out in the table above.
The Delano at North Richland Hills (“Delano”) was constructed in 2003 and is composed of 32 two- and three-story buildings. Delano contains 263 apartments consisting of 118 one-bedroom apartments, 58 two-bedroom apartments, 58 three-bedroom apartments and 29 four-bedroom apartments. The apartments range in size from 722 to 1,954 square feet and average 1,231 square feet.
The Meadows at North Richland Hills (“Meadows”) was constructed in 1999 and is composed of 21 two-story buildings. Meadows contains 252 apartments consisting of 168 two-bedroom apartments, 60 three-bedroom apartments and 24 four-bedroom apartments. The apartments range in size from 1,013 to 1,407 square feet and average 1,140 square feet.
Kensington by the Vineyard (“Kensington”) was constructed in 1997 and is composed of 37 two-story buildings. Kensington contains 259 apartments consisting of 74 one-bedroom apartments, 111 two-bedroom apartments, 37 three-bedroom apartments and 37 four-bedroom apartments. The apartments range in size from 692 to 1,613 square feet and average 1,077 square feet.
Monticello by the Vineyard (“Monticello”) was constructed in 2002 and is composed of 21 three-story buildings. Monticello contains 354 apartments consisting of 172 one-bedroom apartments, 150 two-bedroom apartments and 32 three-bedroom apartments. The apartments range in size from 692 to 1,436 square feet and average 993 square feet.
Lakeside at Coppell (“Lakeside”) was constructed in 1999 and is composed of 45 two-story buildings. Lakeside contains 315 apartments consisting of 90 one-bedroom apartments, 135 two-bedroom apartments, 45 three-bedroom apartments and 45 four-bedroom apartments. The apartments range in size from 813 to 1,770 square feet and average 1,221 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2.     BASIS OF PRESENTATION
The accompanying combined statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Dallas Portfolio is not a legal entity and the accompanying combined statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the

Dallas Portfolio. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Dallas Portfolio.
The accompanying unaudited combined statement of revenues over certain operating expenses for the six months ended June 30, 2015 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited combined statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the combined statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the six months ended June 30, 2015 are not necessarily indicative of the results that may be expected for the year ending December 31, 2015.
An audited combined statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Dallas Portfolio was acquired from an unaffiliated party; and (2) based on due diligence of the Dallas Portfolio conducted by the Company, management is not aware of any material factors relating to the Dallas Portfolio that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to combined statements of revenues over certain operating expenses are presented on an unaudited basis.
3.     SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Dallas Portfolio leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4.     COMMITMENTS AND CONTINGENCIES
Litigation
The Dallas Portfolio may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Dallas Portfolio that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Dallas Portfolio could result in future environmental liabilities.
5.     SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the combined statements of revenues over certain operating expenses are issued. The accompanying combined statements of revenues over certain operating expenses were issued on November 6, 2015.

STEADFAST APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the Securities and Exchange Commission (“SEC”) on March 16, 2015, and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2015, which was filed with the SEC on August 13, 2015. In addition, this pro forma information should be read in conjunction with the combined statements of revenues over certain operating expenses and the notes thereto of the Dallas Portfolio, which are included herein.
The following unaudited pro forma balance sheet as of June 30, 2015 has been prepared to give effect to the acquisition of the Dallas Portfolio, which occurred in three transactions on August 26, 2015, September 23, 2015 and October 7, 2015, as if such acquisition occurred on June 30, 2015.
The following unaudited pro forma statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014 have been prepared to give effect to the acquisition of the Villages at Spring Hill, Harrison Place, Club at Summer Valley, Terrace Cove Apartments, Residences on McGinnis Ferry, The 1800 at Barrett Lakes (collectively the “2014 Acquisitions”) and the Dallas Portfolio (together with the 2014 Acquisitions, the “Portfolio Properties”) as if the acquisitions occurred on January 1, 2014.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Dallas Portfolio been consummated as of January 1, 2014. The audited statements of revenues over certain operating expenses of the Villages at Spring Hill and Harrison Place have been previously filed on Form 8-K/A with the SEC on August 8, 2014. The audited statements of revenues over certain operating expenses of Club at Summer Valley and Terrace Cove Apartments have been previously filed on Form 8-K/A with the SEC on November 12, 2014. The audited statement of revenues over certain operating expenses of Residences on McGinnis Ferry has been previously filed on Form 8-K/A with the SEC on December 19, 2014. The audited statement of revenues over certain operating expenses of  The 1800 at Barrett Lakes has been previously filed on Form 8-K/A with the SEC on February 2, 2015.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2015

	Steadfast Apartment REIT, Inc. Historical (a)	Pro Forma Adjustments
		Dallas Portfolio (b)		Offering Proceeds (c)	Pro Forma Total
Assets:
Real Estate:
Land	$82,767,367	$21,876,256		$—	$104,643,623
Building and improvements	592,657,175	202,169,749		—	794,826,924
Tenant origination and absorption costs	10,231,718	5,953,995		—	16,185,713
Total real estate, cost	685,656,260	230,000,000		—	915,656,260
Less accumulated depreciation and amortization	(11,900,390)	—		—	(11,900,390)
Total real estate, net	673,755,870	230,000,000		—	903,755,870
Cash and cash equivalents	2,560,685	(55,175,605)		73,286,822	20,671,902
Restricted cash	9,614,103	4,865,641		—	14,479,744
Rents and other receivables	1,983,132	—		—	1,983,132
Deferred financing costs and other assets, net	6,967,293	1,423,234		—	8,390,527
Total assets	$694,881,083	$181,113,270		$73,286,822	$949,281,175

Liabilities:
Accounts payable and accrued liabilities	$10,855,100	$9,656,366		$—	$20,511,466
Notes payable:
Mortgage notes payable	432,011,100	79,600,000		—	511,611,100
Credit facility	—	92,475,000		—	92,475,000
Notes payable total	432,011,100	172,075,000		—	604,086,100
Distributions payable	1,543,531	—		—	1,543,531
Due to affiliates	5,136,712	4,118,497	(d)	—	9,255,209
Total liabilities	449,546,443	185,849,863		—	635,396,306
Commitments and Contingencies
Redeemable common stock	3,589,613	—		—	3,589,613
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—	—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 21,785,820 shares issued and outstanding and 27,997,341 pro forma shares as of June 30, 2015	217,858	—		62,115	279,973
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of June 30, 2015	10	—		—	10
Additional paid-in capital	281,595,727	—		73,224,707	354,820,434
Cumulative distributions and net losses	(40,068,568)	(4,736,593)	(d)	—	(44,805,161)
Total stockholders’ equity	241,745,027	(4,736,593)		73,286,822	310,295,256
Total liabilities and stockholders’ equity	$694,881,083	$181,113,270		$73,286,822	$949,281,175

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2015

(a)	Historical financial information as of June 30, 2015, derived from the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2015.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Dallas Portfolio and related cash, other assets and liabilities as if the acquisition had occurred on June 30, 2015. The aggregate purchase price of the Dallas Portfolio, exclusive of closing and other acquisition costs, was approximately $230.0 million, and was funded with proceeds from the Company’s initial public offering and with financing in the amount of approximately $172.1 million. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values. The purchase price allocation for this acquisition is preliminary and subject to change.

(c)	The pro forma adjustments assume the actual net proceeds raised in the Company’s initial public offering during the period from July 1, 2015 through October 7, 2015 were raised as of June 30, 2015.

(d)
Represents the acquisition related fees and expenses incurred in connection with the acquisition of the Dallas Portfolio, including loan coordination fees incurred in connection with obtaining mortgage debt on such acquired properties, not included in the historical results of the Company.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2015

	Steadfast Apartment REIT, Inc. Historical (a)	Dallas Portfolio (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$18,476,677	$11,296,869	$—		$29,773,546
Tenant reimbursements and other	2,017,889	921,659	—		2,939,548
Total revenues	20,494,566	12,218,528	—		32,713,094
Expenses:
Operating, maintenance and management	5,475,093	3,159,645	(491,501)	(c)	8,143,237
Real estate taxes and insurance	3,031,472	2,462,584	553,656	(d)	6,047,712
Fees to affiliates	9,583,976	—	1,546,874	(e)	11,130,850
Depreciation and amortization	13,069,785	—	4,233,068	(f)	17,302,853
Interest expense	3,851,967	—	2,109,461	(g)	5,961,428
General and administrative expenses	1,407,390	—	—		1,407,390
Acquisition costs	3,038,220	—	—		3,038,220
Total expenses	39,457,903	5,622,229	7,951,558		53,031,690
Net (loss) income	$(18,963,337)	$6,596,299	$(7,951,558)		$(20,318,596)
Net loss per common share – basic and diluted	$(1.22)				$(0.73)
Weighted-average number of common shares outstanding, basic and diluted	15,606,864				27,997,341	(h)

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2015

(a)	Historical financial information for the six months ended June 30, 2015 derived from the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2015.

(b)	Represents the historical operations of the Dallas Portfolio under the previous owners as reported in the Combined Statements of Revenues Over Certain Operating Expenses.

(c)
Represents the exclusion of property management fees recorded in the historical operations of the previous owners that are not comparable to the expense the Company expects to incur in the future operations of the Dallas Portfolio.

(d)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners or the Company) for the six months ended June 30, 2015, based on management estimates as if the Dallas Portfolio was acquired on January 1, 2014.

(e)
Represents adjustments made to fees to affiliates for the six months ended June 30, 2015 to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2015 that would be due to affiliates and to exclude the fees to affiliates (reflected in the historical statements of operations of the Company) that would not have been due to affiliates for the six months ended June 30, 2015 had the Dallas Portfolio been acquired on January 1, 2014. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 1.0% of the sum of the acquisition costs of the Dallas Portfolio, including the acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Company’s external advisor, Steadfast Apartment Advisor, LLC (“Advisor”), being subject to a limitation of 4.5% of the contract purchase price), as set out in the Advisory Agreement by and among the Company, its operating partnership and Advisor (“Advisory Agreement”).

•	Loan Coordination Fees: Loan coordination fees are payable based on 1.0% of the amount of new debt financed or outstanding debt assumed, as set out in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor, based on an annual fee, payable monthly, of 1.0% of the acquisition cost of the Dallas Portfolio, including acquisition fees, acquisition expenses and any debt attributable to the Dallas Portfolio, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on 2.75% of the monthly gross revenues of the Dallas Portfolio, as set out in the Property Management Agreement for each property.

The acquisition fees and loan coordination fees that would not have been payable to the Advisor, investment management fees that would have been payable to the Advisor and the property management fees that would have been payable to the affiliated property managers were:

For the Six Months Ended June 30, 2015
Acquisition Fees	$—
Loan Coordination Fees	—
Investment Management Fees	1,210,864
Property Management Fees	336,010
$1,546,874

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2015, as if the Dallas Portfolio was acquired on January 1, 2014.

Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2015, as if the borrowings of $172.1 million attributable to the Dallas Portfolio were borrowed on January 1, 2014.

(h)
Represents the actual number of shares of the Company’s common stock outstanding as of October 7, 2015. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2014.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

	Steadfast Apartment REIT, Inc. Historical (a)	2014 Acquisitions (b)	Dallas Portfolio (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$6,651,206	$13,122,474	$22,059,560	$2,732,026	(c)	$44,565,266
Tenant reimbursements and other	604,060	1,696,037	1,873,856	282,941	(c)	4,456,894
Total revenues	7,255,266	14,818,511	23,933,416	3,014,967		49,022,160
Expenses:
Operating, maintenance and management	1,793,769	4,671,960	6,590,551	(592,148)	(d)	12,464,132
Real estate taxes and insurance	1,011,078	1,815,167	5,003,831	2,024,145	(e)	9,854,221
Fees to affiliates	5,678,614	—	—	9,553,097	(f)	15,231,711
Depreciation and amortization	5,316,510	—	—	22,502,849	(g)	27,819,359
Interest expense	1,589,848	—	—	6,808,669	(h)	8,398,517
General and administrative expenses	1,670,171	48,722	—	—		1,718,893
Acquisition costs	2,035,731	—	—	1,274,674	(i)	3,310,405
Total expenses	19,095,721	6,535,849	11,594,382	41,571,286		78,797,238
Net (loss) income	$(11,840,455)	$8,282,662	$12,339,034	$(38,556,319)		$(29,775,078)
Net loss per common share – basic and diluted	$(4.74)					$(1.06)
Weighted-average number of common shares outstanding, basic and diluted	2,495,771					27,997,341	(j)

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

(a)	Historical financial information for the year ended December 31, 2014 derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

(b)
Represents the historical operations of the Dallas Portfolio under the previous owners as reported in the Combined Statements of Revenues Over Certain Operating Expenses. Represents the 2014 Acquisitions’ historical operations under the previous owners from January 1, 2014 through March 31, 2014 for the Villages at Spring Hill and Harrison Place, from January 1, 2014 through June 30, 2014 for Club at Summer Valley and Terrace Cove Apartments, and from January 1, 2014 through September 30, 2014 for Residences on McGinnis Ferry and the 1800 at Barrett Lakes, as each were reported in the Statements of Revenues Over Operating Expenses in a previously filed Form 8-K/A with the SEC.

(c)
Represents additional revenues (not reflected in the historical operations of the previous owners of the Portfolio Properties or the Company) for the year ended December 31, 2014, based on management estimates as if the Portfolio Properties were acquired on January 1, 2014, as follows:

Portfolio Properties	Rental Income For the Year Ended December 31, 2014	Tenant reimbursements and other For the Year Ended December 31, 2014
2014 Acquisitions	$2,732,026	$282,941
Dallas Portfolio	—	—
	$2,732,026	$282,941

(d)
Represents additional operating and maintenance expenses (not reflected in the historical operations of the previous owners of the Portfolio Properties or the Company) and the exclusion of property management fees recorded in the historical operations of the previous owners of the Portfolio Properties that are not comparable to the expense the Company expects to incur in the future operations of the Portfolio Properties, as follows:

Portfolio Properties	Operating and Maintenance Expenses For the Year Ended December 31, 2014	Property Management Fees For the Year Ended December 31, 2014	Total
2014 Acquisitions	$882,315	$(512,612)	$369,703
Dallas Portfolio	—	(961,851)	(961,851)
	$882,315	$(1,474,463)	$(592,148)

(e)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners of the Portfolio Properties) for the year ended December 31, 2014, based on management estimates as if the Portfolio Properties were acquired on January 1, 2014:

Portfolio Properties	Real Estate Taxes and Insurance For the Year Ended December 31, 2014
2014 Acquisitions	$995,500
Dallas Portfolio	1,028,645
$2,024,145

(f)
Represents fees to affiliates (not reflected in the historical statement of operations of the previous owners of the Portfolio Properties or the Company) for the year ended December 31, 2014 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2014. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 1.0% of the sum of the acquisition costs of the Portfolio Properties, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 4.5% of the contract purchase price), as set out in the Advisory Agreement.

•	Loan Coordination Fees: Loan coordination fees are payable based on 1.0% of the amount of new debt financed or outstanding debt assumed, as set out in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 1.0% of the acquisition cost of the Portfolio Properties, including acquisition fees, acquisition expenses and any debt attributable to the Portfolio Properties, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on a range from 2.50% to 3.0% of the monthly gross revenues of the Portfolio Properties, as set out in the Property Management Agreement for each Portfolio Property.

The acquisition fees, loan coordination fees and investment management fees that would be due to the Advisor and the property management fees that would be due to the affiliated property manager had the Portfolio Properties been acquired on January 1, 2014 were:

	For the Year Ended December 31, 2014
Portfolio Properties	Acquisition Fees	Loan Coordination Fees	Investment Management Fees	Property Management Fees	Total
2014 Acquisitions	$—	$—	$1,857,145	$497,561	$2,354,706
Dallas Portfolio	2,397,747	1,720,750	2,421,725	658,169	7,198,391
	$2,397,747	$1,720,750	$4,278,870	$1,155,730	$9,553,097

(g)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2014, as if the Portfolio Properties was acquired on January 1, 2014, as follows:

Portfolio Properties	Depreciation and Amortization Expense For the Year Ended December 31, 2014
2014 Acquisitions	$8,082,722
Dallas Portfolio	14,420,127
$22,502,849
Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2014, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2014, as follows:

Portfolio Properties	Initial Mortgage Debt	Interest Expense For the Year Ended December 31, 2014
2014 Acquisitions	$168,930,600	$2,578,445
Dallas Portfolio	172,075,000	4,230,224
	$341,005,600	$6,808,669

(i)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2014, to include those amounts incurred by the Company that were attributable to the Portfolio Properties, as if the assets had been acquired on January 1, 2014.

Portfolio Properties	Acquisition Costs For the Year Ended December 31, 2014
2014 Acquisitions	$—
Dallas Portfolio	1,274,674
$1,274,674

(j)
Represents the actual number of shares of the Company’s common stock outstanding as of October 7, 2015. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2014.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	November 6, 2015	By:	/s/ Kevin J. Keating
Kevin J. Keating
Principal Financial and Accounting Officer